UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported):
September 12, 2024

BARK, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39691	85-1872418
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
120 Broadway, Floor 12 New York, NY		10271 (Zip Code)
(Address of Principal Executive Offices)
(855) 501-2275
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BARK	New York Stock Exchange

Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BARK WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 12, 2024, BARK, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on the proposals set forth below, each of which is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 29, 2024. The final voting results are set forth below.

Proposal 1

Election of Class C Director Nominees

The stockholders elected the persons named below as Class C directors to serve a three-year term ending at the Company’s 2027 annual meeting and until his or her successor is elected and qualified. The results of such vote were as follows:

Director Nominee	For	Withhold	Broker Non-Votes
Larry Bodner	88,658,790	382,457	40,108,824
Jim McGinty	84,036,233	5,005,014	40,108,824

Proposal 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
128,697,753	362,174	90,144	N/A

Proposal 3

Advisory Vote to Approve the Compensation of the Company's Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
88,134,300	751,425	155,522	40,108,824

Proposal 4

Approval of the Amendment to the Company's Certificate of Incorporation

The stockholders approved the amendment to the Company’s Certificate of Incorporation to remove the waiver and renunciation of corporate opportunities related to the Company. Approval of the amendment required the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class. At the close of business on July 16, 2024, the record date for Annual Meeting, there were 174,285,655 shares of the Company’s common stock outstanding. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
88,647,895	283,701	109,651	40,108,824

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARK, Inc.

By:	/s/ Allison Koehler
Name: Allison Koehler
Title: Chief Legal Officer and Secretary
Date: September 18, 2024